FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES
FUND

ANNUAL REPORT
2024
GET THE LATEST NEWS AND INFORMATION
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

2024 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company specializing in energy and other natural resources stocks

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

Stock Data (12/31/24)
NYSE Symbol	PEO
Market Price	$21.74
52-Week Range	$19.85–$24.76
Discount	10.2%
Shares Outstanding	26,284,550

Summary Financial Information
Year Ended December 31,	2024	2023
Net asset value per share (NASDAQ: XPEOX)	$24.21	$24.83
Total net assets	636,334,398	633,446,941
Average net assets	677,801,000	641,874,182
Unrealized appreciation on investments	149,487,033	164,708,957
Net investment income	16,160,868	17,091,832
Net realized gain (loss)	29,913,538	17,507,537
Total return (based on market price)	13.8%	1.0%
Total return (based on net asset value)	5.3%	2.5%
Ratio of expenses to average net assets	0.61%	0.64%
Annual distribution rate	6.7%*	6.2%

*
The Fund’s MDP was effective for the final two quarters in 2024, resulting in a less than 8% distribution rate for the year.

2024 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2024	$0.01	Long-term capital gain
March 1, 2024	0.09	Investment income
May 31, 2024	0.10	Investment income
August 30, 2024	0.22	Long-term capital gain
August 30, 2024	0.32	Investment income
December 19, 2024	0.89	Long-term capital gain
December 19, 2024	0.14	Investment income
	$1.77
2025 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 17, 2025
Time: 9:30 a.m.

Letter from Chief Executive Officer & President
James P. Haynie

Dear Fellow Shareholders,
Heading into 2024, with the stock market’s impressive gains of 2023 fresh in their minds, investors were still faced with uncertainty. The contentious U.S. election promised to provide twists and turns throughout the year. Geopolitical uncertainty was high and rising. The U.S. Federal Reserve (Fed) was expected to reduce interest rates, but when, how fast, and by how much? Inflation was moderating and the U.S. economy remained resilient—in better shape than many around the world. A soft landing for the economy seemed within reach, but far from assured. The Chinese economy was beset by problems and slowing growth, but hopes were resting on a stimulus-fueled recovery. Many prognosticators opined that the U.S. led, mega-cap, artificial intelligence (AI)-fueled global equity rally would not continue on its current pace.
A lot changed in 2024. Donald Trump won the Presidency, and the Republicans secured a majority in both houses of Congress, settling one of 2024’s biggest questions marks. Events in Gaza, Ukraine, Syria, and elsewhere turned the geopolitical heat up, not down. The Fed started to ease monetary policy, lowering interest rates in September for the first time in four years. Although the Fed cut interest rates two more times in 2024, hotter-than-expected inflation readings called the extent of this easing cycle into question. The American economy—at least in terms of GDP growth and a cooling, yet still solid labor market—remained
“Stock selection in Energy drove our outperformance, led by relative strength in the Equipment & Services and the E&P industry groups.”

resilient, but recessionary fears flared in Europe. The effectiveness of China’s stimulus efforts remained a question mark. Meanwhile, stocks marched higher, nearly matching 2023’s gains. Led by the strength of AI stocks, the S&P 500 Index notched its best two-year run since 1997-1998. Once again, many people ended the year believing the AI trade can’t continue to drive markets higher, at least not on this trajectory.
West Texas Intermediate (WTI) crude oil prices finished the year essentially flat, just below $72 per barrel. Crude oil traded in a narrow range in 2024—the U.S. Energy Information Administration reported that adjusted for inflation, Brent crude’s range was the narrowest since 2003. The offsetting dynamics of heightened geopolitical risks and voluntary production restrictions from OPEC+against strong production growth and slower demand growth kept oil prices range bound.
While broad markets advanced sharply, the Energy sector increased a more modest 5.7% and was one of three advancing sectors to post less than double-digit gains during the year. The Materials sector was flat for the year.
The Energy sector’s performance was bolstered by a 66% surge in the Storage & Transportation group, which benefited in part from the AI theme, specifically concerning natural gas and electricity that will be required to power AI data centers. Natural gas prices surged in 2024, aided by this same AI optimism, as well as expectations that the demand for liquified natural gas (LNG) will be essential for global economic growth for decades to come. Additionally, the stable revenue and earnings profiles of Storage & Transportation stocks were beneficial in the uncertain sector environment. The Integrated Oil & Gas group also advanced for the year while Equipment & Services, Exploration & Production (E&P), and Refining & Marketing all posted annual declines.

Letter To Shareholders (continued)

The sluggish performance of the economically-sensitive Materials sector was interesting, given how well markets did and the sense of optimism about economic growth. While inventories in most chemicals and agriculture markets were fairly balanced, there wasn’t enough underlying demand growth to incentivize higher prices. In this environment, earnings growth remained challenged and the stocks failed to keep pace with the more robust growth opportunities elsewhere.
Our Fund, with exposure to both Energy and Materials, returned 5.3% on net asset value (NAV) and 13.8% on market price. Our benchmark, which is comprised of the S&P 500 Energy sector (80%) and the S&P 500 Materials sector (20%), returned 4.6%. In May 2024, the Fund’s Board of Directors adopted a managed distribution policy to distribute at least 2% of average net asset value each quarter. We distributed 6.7% to our shareholders in 2024.
2024 Market Recap
WTI oil prices rose 16% in the first quarter of 2024 and peaked for the year in April, just below $87 per barrel, pushed higher by below-average supply levels, better-than-expected global demand, and intensifying geopolitical conflicts. After that, concerns around the demand recovery from China started to apply downward pressure, and prices moved modestly lower in the second quarter. A changing supply dynamic also weighed on prices, as OPEC+ announced plans to phase out some voluntary production cuts in the fall of 2024.
Those worries lingered into September, as WTI sold off to a three-year low during the month, falling briefly below $65 per barrel. Global inventory levels remained stable, but persistent spare capacity from OPEC+, which ultimately pushed plans to increase production back April 2025, weighed on prices. Meanwhile, without the expectation of accelerating demand growth, especially from China, oil prices declined sharply.
In the fourth quarter, WTI prices rose 5.2%, aided by signs of a long-awaited economic recovery in China, where manufacturing activity data showed signs of expansion late in the year. Prices also benefited from geopolitical risk factors, including Iran’s October bombing of Israel. However, worries about oversupply in 2025 remained top of mind, as some market observers forecast sluggish demand ahead.
Natural gas prices dropped by nearly 30% in the first quarter amid elevated domestic inventories and warmer-than-expected weather. Prices began to rise in the second quarter as U.S. natural gas suppliers curtailed production and domestic inventories showed signs of normalizing towards long-term averages. By the fourth quarter, natural gas prices surged to an annual high, lifted by a colder weather forecast and prices increasing in Europe in anticipation of a January 2025 halt in Russian gas flows through a Ukrainian pipeline.
Energy stocks rallied (along with oil) to start 2024, peaking in April and outpacing the S&P 500 for a good portion of the first half of the year. A series of major mergers and acquisitions helped, highlighted by ExxonMobil’s May completion of its $60 billion purchase of Pioneer Natural Resources, and the announcement of several other deals.
In the third quarter, the sector’s decline was modest, but all other S&P 500 sectors advanced. To start the fourth quarter, Energy was one of only three sectors to advance but post-election strength gave way to a sharp decline in December. Lingering concerns in China and Europe, together with the threat of increased production from OPEC+, weighed on oil prices and energy stocks.
Materials stocks generated a return of 9.7% through the first nine months of the year. Containers & Packaging stocks led the sector, benefiting from corporate consolidation that has led to strong and sustainable pricing power. A volatile fourth quarter, however, ended with a sharp decline of over 10% in December amid weaker-than-expected earnings and forward guidance, falling commodity prices (including gold), post-election uncertainty, and worries about global economic growth.

Letter To Shareholders (continued)

Portfolio Performance
Our Fund generated a 5.3% total return on net asset value during the year, ahead of our benchmark by 0.7%. Stock selection in Energy drove our outperformance, led by relative strength in the Equipment & Services and the E&P industry groups.This positive performance was partially offset by the Storage & Transportation group, as well as the Materials sector.
Stock selection in Equipment & Services was the largest driver of relative performance, as our holdings were more resilient than those in the benchmark. The leading contributor was our position in TechnipFMC, whose shares gained 44.9% during the year. TechnipFMC, a market leader in subsea equipment, benefited from continuing increases in spending on offshore developments. The company has started to commercialize new offshore technologies, including electric subsea equipment and full subsea processing, supplementing an already robust backlog.
In E&P, Expand Energy was a key contributor. The company, the combination of Chesapeake Energy and Southwestern Energy, began trading as Expand in October and is North America’s largest independent natural gas producer. The market rewarded the company’s plans to improve the profitability of the newly-merged entity, as well as its disciplined capital management, which helps maintain profitability amid what can be a volatile pricing environment. Shares surged in the fourth quarter, supported by investor optimism about a friendly Trump administration and its support of the United States’ dominant position in the global natural gas market.
In contrast, the Fund’s positioning in the Storage & Transportation group weighed modestly on performance. Our position in Williams Companies, which operates one of the largest natural gas infrastructure systems in the U.S., performed well. But this position alone wasn’t enough to offset our underweights in the remainder of the group, which advanced 67.2% during the year.
In Materials, our investments trailed the sector’s performance by almost 1%. Ecolab was a standout performer, benefiting from its stable business mix of products serving water, hygiene, and energy businesses. This was more than offset by our position in coatings maker PPG Industries, which struggled with weaker-than-expected industrial demand and failed to gain momentum from the announced sale of its North American architectural paints business. In the Chemicals space, an early year earnings miss by Dupont de Nemours, after positive guidance just weeks earlier, caused the stock to sell off sharply.
Outlook for 2025
A year ago, we wrote that whether the glass is half full or half empty remained very much up for debate. After a two year run-up for equities, driven higher by AI and the resilience of the consumer and the U.S. economy, the glass ought to be overflowing. And yet, in many ways, uncertainty continues to reign. That’s always true, of course, but it feels a little beyond normal these days. Aside from the big-picture issues—global conflicts, still-stubborn inflation that threatens the consumer, and a lack of clarity on the path of interest rates—lie questions surrounding the incoming administration. We know a lot about what President Trump would like to do, including support a strong stock market. However, at this point we don’t know how much policies will actually change, or what impact those changes will have.

Letter To Shareholders (continued)

The market and the economy have overcome a lot of challenges in recent years. Are they up for it again in 2025? Will the Fed truly achieve its hoped-for soft landing? Will the market’s run continue as AI fuels earnings and economic growth? Or will growth slow, prompting a pullback from today’s high equity valuations? The truth is, no matter what the so-called experts say this time of year, no one knows. The reality will likely fall somewhere in the middle, and we may close 2025 still wondering about the proverbial water level in the glass. That’s why we believe that taking a long-term, disciplined view is the best way forward. Especially in times like these, it’s vitally important to continue to strike a balance between seeking growth opportunities and managing risk.
We appreciate your trust and look forward to the year ahead.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
January 24, 2025

Investment Growth

(unaudited)
This following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmarks over the past 10 years with dividend and distributions reinvested. All Fund distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/24
	Years
	1	3	5	10
PEO Market Price	13.8%	17.8%	13.0%	5.8%
S&P 500 Energy Sector Index	5.7%	20.0%	12.1%	4.9%
S&P 500 Materials Sector Index	0.0%	-0.4%	8.7%	7.9%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2024
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$154,250,539	24.2%
Chevron Corporation	73,893,168	11.6
ConocoPhillips	40,531,076	6.4
Linde plc	29,055,698	4.6
EOG Resources, Inc.	26,681,621	4.2
Williams Companies, Inc.	19,772,742	3.1
ONEOK, Inc.	18,855,120	3.0
Hess Corporation	18,380,519	2.9
Baker Hughes Company	17,560,662	2.8
Phillips 66	15,742,278	2.5
	$414,723,423	65.3%
Industry Weightings as a Percent of Net Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
Energy Related
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value*:
Common stocks (cost $483,449,796)	$632,936,909
Short-term investments (cost $4,832,291)	4,832,211	$637,769,120
Cash		102,126
Investment securities sold		5,413,502
Dividends receivable		307,706
Prepaid expenses and other assets		1,646,703
Total Assets		645,239,157

Liabilities
Investment securities purchased		5,838,597
Due to officers and directors (note 8)		1,170,903
Accrued expenses and other liabilities		1,895,259
Total Liabilities		8,904,759
Net Assets		$636,334,398

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 26,284,550 shares (includes 7,237 deferred stock units) (note 7)		$26,285
Additional capital surplus		485,582,553
Total distributable earnings (loss)		150,725,560
Net Assets Applicable to Common Stock		$636,334,398
Net Asset Value Per Share of Common Stock		$24.21

*
See Schedule of Investments beginning on page 18.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2024
Investment Income
Income:
Dividends (net of $19,876 in foreign taxes)	$20,086,221
Other income	242,612
Total Income	20,328,833
Expenses:
Investment research compensation and benefits	1,792,597
Administration and operations compensation and benefits	767,316
Occupancy and other office expenses	254,890
Investment data services	196,114
Directors’ compensation	419,000
Shareholder reports and communications	189,268
Transfer agent, custody, and listing fees	151,801
Accounting, recordkeeping, and other professional fees	103,762
Insurance	72,692
Audit and tax services	125,488
Legal services	95,037
Total Expenses	4,167,965
Net Investment Income	16,160,868

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	29,378,789
Net realized gain (loss) on total return swap agreements	534,749
Change in unrealized appreciation on investments	(15,221,924)
Net Gain (Loss)	14,691,614
Change in Net Assets from Operations	$30,852,482
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2024	2023
From Operations:
Net investment income	$16,160,868	$17,091,832
Net realized gain (loss)	29,913,538	17,507,537
Change in unrealized appreciation	(15,221,924)	(24,905,493)
Change in Net Assets from Operations	30,852,482	9,693,876

Distributions to Shareholders from:
Total distributable earnings	(45,343,603)	(33,803,770)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	18,794,765	10,099,505
Cost of shares purchased (note 5)	(1,416,187)	(3,879,111)
Change in Net Assets from Capital Share Transactions	17,378,578	6,220,394
Total Change in Net Assets	2,887,457	(17,889,500)

Net Assets:
Beginning of year	633,446,941	651,336,441
End of year	$636,334,398	$633,446,941
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. Its investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8.9% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the year ended December 31, 2024, the Fund paid dividends and capital gain distributions of $3,924,052 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Distributions — Distributions to shareholders are recorded on the ex-dividend date. Effective in the third quarter of 2024, the Fund employs a Managed Distribution Policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value per year. Average net asset value is based on the average of the previous four quarter-end net asset values per share prior to the declaration date. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital. A return of capital is not taxable to shareholders and does not necessarily reflect the Fund’s investment performance.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2024, shared expenses totaled $19,514,999, of which $15,344,993 and $2,041 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at December 31, 2024.

Notes To Financial Statements (continued)

Investment Transactions and Income — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income is recognized on the ex-dividend date.
Segment Reporting — The Fund’s primary business is to invest assets to generate returns from investment income and capital appreciation and is operated as a single segment in carrying out its investment objective. The Fund’s management committee, comprised of the Fund’s chief executive officer, chief financial officer, and general counsel, serves as the chief operating decision maker in determining key operating decisions that include capital allocation and expense structure for the Fund and executing significant contracts on behalf of the Fund. All significant expense categories are presented on the Statement of Operations and used for budgeting purposes. The management committee uses change in net assets from operations, as presented on the Statement of Operations, and total investment return based on net asset value and ratio of expenses to average net assets, as presented on the Financial Highlights, to assess fund performance and allocate resources.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At December 31, 2024, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$632,936,909	$—	$—	$632,936,909
Short-term investments	4,832,211	—	—	4,832,211
Total investments	$637,769,120	$—	$—	$637,769,120
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax

Notes To Financial Statements (continued)

returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2024, the identified cost of securities for federal income tax purposes was $488,454,414 and net unrealized appreciation aggregated $149,314,706, consisting of gross unrealized appreciation of $185,053,138 and gross unrealized depreciation of  $35,738,432.
Distributions are determined in accordance with the Fund’s MDP and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plan, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent, while not material for the year ended December 31, 2024, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2024 and December 31, 2023 were classified as ordinary income of $16,613,652 and $17,057,323, respectively, and long-term capital gain of $28,776,315 and $16,800,584, respectively. The tax basis of distributable earnings at December 31, 2024 was $569,649 of undistributed ordinary income and $1,326,177 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2024 were $137,419,012 and $149,137,783, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total

Notes To Financial Statements (continued)

return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At December 31, 2024, there were no open total return swap agreements. During the year ended December 31, 2024, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $1,619,710 and $(1,618,606), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2024, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
The Fund pays distributions four times a year under the MDP in newly issued shares of its Common Stock, unless a shareholder elects to receive cash. Shares are issued at the lower of the net asset value per share or the closing market price on the date of valuation. Prior to the adoption of the MDP, the Fund issued shares in payment of the fourth quarter distribution, by shareholder election, at the average market price on the date of valuation. Additionally, the Fund issues shares as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2024 and 2023 were as follows:
	Shares		Amount
	2024	2023	2024	2023
Shares issued in payment of distributions (at a weighted average discount from net asset value of 14.9% and 18.8%, respectively)	831,069	505,897	$18,794,765	$10,099,505
Shares purchased (at a weighted average discount from net asset value of 15.4% and 16.0%, respectively)	(60,960)	(185,012)	(1,416,187)	(3,879,111)
Net change	770,109	320,885	$17,378,578	$6,220,394
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2024, the Fund recorded matching contributions of  $111,923 and a liability, representing the 2024 discretionary contribution, of $94,989.

Notes To Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2024.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the year ended December 31, 2024 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2023	10,974	$26.68
Reinvested dividend equivalents	1,519	21.96
Issued	(5,256)	22.53
Balance at December 31, 2024	7,237	$28.70
At December 31, 2024, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2024 was $113,059.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2024 to officers and directors amounted to $2,107,437, of which $419,000 was paid to non-employee directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2024, $1,170,903 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2024, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes To Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $92,301.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	Year Ended December 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of year	$24.83	$25.85	$19.22	$13.76	$18.79
Net investment income	0.63	0.68	0.80	0.55	0.45
Net realized gain (loss) and change in unrealized appreciation	0.64	(0.28)	7.57	5.86	(4.85)
Total from operations	1.27	0.40	8.37	6.41	(4.40)
Less distributions from:
Net investment income	(0.65)	(0.65)	(0.79)	(0.56)	(0.47)
Net realized gain	(1.12)	(0.70)	(0.84)	(0.35)	(0.26)
Total distributions	(1.77)	(1.35)	(1.63)	(0.91)	(0.73)
Capital share repurchases (note 5)	0.01	0.03	—	—	0.14
Reinvestment of distributions (note 5)	(0.13)	(0.10)	(0.11)	(0.04)	(0.04)
Total capital share transactions	(0.12)	(0.07)	(0.11)	(0.04)	0.10
Net asset value, end of year	$24.21	$24.83	$25.85	$19.22	$13.76
Market price, end of year	$21.74	$20.63	$21.80	$16.52	$11.37

Total Investment Return (a)
Based on market price	13.8%	1.0%	42.2%	53.6%	-26.6%
Based on net asset value	5.3%	2.5%	44.9%	47.7%	-22.2%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$636	$633	$651	$471	$332
Ratio of expenses to average net assets	0.61%	0.64%	0.56%	0.88%	1.47%
Ratio of net investment income to average net assets	2.38%	2.66%	3.31%	3.15%	3.27%
Portfolio turnover	20.4%	19.8%	24.3%	20.7%	31.8%
Number of shares outstanding at end of year (in 000’s)	26,285	25,514	25,194	24,485	24,122

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the lower of the net asset value per share or the closing NYSE market price on the distribution’s valuation date.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2024
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 80.0%
Energy Related — 0.5%
Itron, Inc. (b)	28,300	$3,072,814

Equipment & Services — 6.3%
Baker Hughes Company	428,100	17,560,662
Halliburton Company	177,353	4,822,228
Schlumberger N.V.	377,933	14,489,951
TechnipFMC plc	109,500	3,168,930
		40,041,771
Exploration & Production — 20.7%
APA Corporation	56,000	1,293,040
Chord Energy Corporation	225	26,307
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	4,512
ConocoPhillips	408,703	40,531,076
Coterra Energy Inc.	125,900	3,215,486
Devon Energy Corporation	126,200	4,130,526
Diamondback Energy, Inc.	79,400	13,008,102
EOG Resources, Inc.	217,667	26,681,621
EQT Corporation	89,300	4,117,623
Expand Energy Corporation	65,100	6,480,705
Hess Corporation	138,189	18,380,519
Occidental Petroleum Corporation	150,051	7,414,020
Texas Pacific Land Corporation	5,550	6,138,078
		131,421,615
Integrated Oil & Gas — 35.8%
Chevron Corporation	510,171	73,893,168
Exxon Mobil Corporation	1,433,955	154,250,539
		228,143,707
Refining & Marketing — 6.4%
Marathon Petroleum Corporation	108,812	15,179,274
Phillips 66	138,175	15,742,278
Valero Energy Corporation	81,200	9,954,308
		40,875,860

Schedule of Investments (continued)

December 31, 2024
	Shares	Value (a)
Storage & Transportation — 10.3%
Kinder Morgan, Inc.	445,392	$12,203,741
ONEOK, Inc.	187,800	18,855,120
Targa Resources Corp.	83,300	14,869,050
Williams Companies, Inc.	365,350	19,772,742
		65,700,653
Materials — 19.5%
Chemicals — 13.0%
Air Products and Chemicals, Inc.	21,500	6,235,860
Albemarle Corporation	7,200	619,776
Celanese Corporation	6,877	475,957
CF Industries Holdings, Inc.	29,369	2,505,763
Corteva Inc.	91,945	5,237,187
Dow, Inc.	63,945	2,566,113
DuPont de Nemours, Inc.	36,926	2,815,608
Eastman Chemical Company	52,800	4,821,696
Ecolab Inc.	48,400	11,341,088
FMC Corporation	7,255	352,665
International Flavors & Fragrances Inc.	56,606	4,786,037
Linde plc	69,400	29,055,698
LyondellBasell Industries N.V.	20,600	1,529,962
Mosaic Company	21,201	521,121
PPG Industries, Inc.	18,100	2,162,045
Sherwin-Williams Company	23,000	7,818,390
		82,844,966
Construction Materials — 1.5%
Martin Marietta Materials, Inc.	5,400	2,789,100
Vulcan Materials Company	25,400	6,533,642
		9,322,742
Containers & Packaging — 1.9%
Amcor plc	92,400	869,484
Avery Dennison Corporation	6,300	1,178,919
Ball Corporation	23,300	1,284,529
Crown Holdings, Inc.	42,200	3,489,518
International Paper Company	21,500	1,157,130
Packaging Corporation of America	7,400	1,665,962
Smurfit Westrock plc	41,300	2,224,418
		11,869,960

Schedule of Investments (continued)

December 31, 2024
	Shares	Value (a)
Metals & Mining — 3.1%
Freeport-McMoRan, Inc.	259,400	$9,877,952
Newmont Corporation	153,100	5,698,382
Nucor Corporation	22,600	2,637,646
Steel Dynamics, Inc.	12,526	1,428,841
		19,642,821
Total Common Stocks
(Cost $483,449,796)		632,936,909
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.47% (c)	4,200,169	4,201,009
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.29% (c)	631,202	631,202
Total Short-Term Investments
(Cost $4,832,291)		4,832,211
Total — 100.2%
(Cost $488,282,087)		637,769,120
Other Assets Less Liabilities — (0.2)%		(1,434,722)
Net Assets — 100.0%		$636,334,398

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Natural Resources Fund, Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2025
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2024
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Texas Pacific Land Corporation	$9,376,832*	1.0%
Baker Hughes Company	4,728,641	2.8
ONEOK, Inc.	4,708,727	3.0
ConocoPhillips	4,529,285	6.4
Targa Resources Corp.	4,260,950	2.3
International Flavors & Fragrances Inc.	3,862,151	0.8
Crown Holdings, Inc.	3,779,656*	0.5
Itron, Inc.	2,744,480*	0.5
EQT Corporation	2,240,942	0.6
CF Industries Holdings, Inc.	1,362,781	0.4
Smurfit Westrock plc	1,222,769	0.3
Expand Energy Corporation	823,945	1.0
Packaging Corporation of America	337,368	0.3
Linde plc	328,472	4.6
First Solar, Inc.	303,514	—

Reductions
Marathon Petroleum Corporation	9,136,334	2.4
Devon Energy Corporation	7,135,232	0.6
Exxon Mobil Corporation	5,579,689	24.2
Cenovus Energy Inc.	5,066,200	—
Williams Companies, Inc.	4,564,682	3.1
PPG Industries, Inc.	3,825,692	0.3
Kinder Morgan, Inc.	3,522,341	1.9
Diamondback Energy, Inc.	3,520,701	2.0
Phillips 66	3,324,725	2.5
Avery Dennison Corporation	3,163,794	0.2
Chevron Corporation	2,487,906	11.6
TechnipFMC plc	1,780,631	0.5
Vulcan Materials Company	1,679,120	1.0
Newmont Corporation	841,350	0.9
Hess Corporation	530,767	2.9

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000s) Value of Net Assets	(000s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2015	$582,677	28,097	$20.74	$17.74	$.38	$1.00	$—	$1.38	6.2%
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	0.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	0.91	6.3
2022	651,336	25,194	25.85	21.80	.79	.84	—	1.63	8.1
2023	633,447	25,514	24.83	20.63	.65	.70	—	1.35	6.2
2024	636,334	26,285	24.21	21.74	.65	1.12	—	1.77	6.7

*
For 2024, the annual distribution rate is calculated as the total dividends and distributions per share for the year divided by the average of the Fund’s net asset value per share for the four quarter-end periods ending September 30, in accordance with the Managed Distribution Policy adopted in May 2024. Prior to that, the calculation was based on the Fund’s average month-end stock price for the twelve months ended October 31, in accordance with the annual 6% minimum distribution rate commitment then in effect.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed non-diversified U.S. equity fund that invests in highly liquid energy and other natural resources stocks. As a fundamental policy, at least 80% of its assets are invested in petroleum or natural resources industries or industries connected with, serving and/or supplying the petroleum or natural resources industries. The Fund has broad flexibility to invest in stocks of varying capitalizations, and primarily invests in stocks found in the S&P 500 Energy and S&P 500 Materials sectors.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
At least 25% of assets must be invested in petroleum and petroleum-related industries.

•
Up to 25% of assets may be invested in commodities related to petroleum, minerals and related products, including swaps.

•
Up to 10% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Industry Concentration Risk. Funds that invest significantly in a single industry (sector) are subject to more volatility than funds that invest in the broader market. These funds can, and often do, perform differently than the overall market. The Fund normally invests a significant portion of its assets in the common stocks of companies principally engaged in activities in the energy industry, and its performance largely depends—for better or for worse—on the overall condition of the energy industry. Energy prices (including commodity prices), supply-and-demand for energy resources, various political, regulatory, and economic factors, and the relatively limited number of issuers of energy-related securities can each impact the Fund’s performance. Downturns in the energy industry can negatively affect Fund performance.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Other Information  (continued)

(unaudited)
Distribution Policy
In May 2024, the Fund adopted a managed distribution policy (“MDP”) that pays level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024. The commitment is not a guarantee and may be changed by the Board should market or other conditions warrant.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, registered shareholders with the Fund’s transfer agent, Computershare, should call the Fund at 866-723-8330, or log in to their account to update e-delivery preferences.
Shareholders using brokerage accounts should contact their broker.
Privacy Policy
In order to conduct its business, the Fund, through Computershare, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our Fund. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2024 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

(unaudited)
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
Direct Stock Purchase Plan
The Fund offers a direct stock purchase plan (“Plan”) sponsored and administered by Computershare. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying and selling Fund shares. A brochure which further details the benefits and features of the Plan as well as an enrollment form may be obtained by visiting www.computershare.com/investor or by contacting Computershare at 866-723-8330 (or 1-781-575-2879 if outside the U.S. or Canada).
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Share Purchases:
Initial Enrollment no fee
Optional Cash Investments $5.00 transaction fee plus $0.05 per share*
Automatic Checking or Savings Account Deduction $2.50 per investment plus $0.05 per share*
Funds will be withdrawn on the 10th of each month, or the next business day if the 10th is not a business day.
Fees will be deducted from the purchase amount.
Returned check and rejected ACH debit fee is $35.00.
Distributions received in newly issued shares of Common Stock are free and commission-free.
Sale of Shares:
Service Fee $25.00 plus $0.12 per share*
Sale requests processed over the telephone by a a customer service representative will incur an additional $15.00 transaction fee.
Fees are deducted from the proceeds derived from the sale.
* All per share fees include any brokerage commissions Computershare is required to pay.

Initial minimum investment (non-holders) $250
Alternatively, you may authorize a minimum of five (5) monthly automatic deductions of  $50 each from your bank account to fund your initial investment.
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year $250,000
Mailing Address:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940‑3078
Website: www.computershare.com/investor
E‑mail: web.queries@computershare.com

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Kenneth J. Dale (68) 2008 Chair of the Board Class II, Term expires 2026	Retired Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (72) 2006 Class III, Term expires 2027	Private Investor	Two
Mary Chris Jammet (57) 2020 Class II, Term expires 2026	Principal Bristol Partners LLC	Two	MGM Resorts International Western Alliance Bancorporation
Lauriann C. Kloppenburg (64) 2017 Class I, Term expires 2025	Former Executive in Residence Champlain College Adviser to investment foundations and trusts	Two	Transamerica Funds (3 registrants)
Jane Musser Nelson (66) 2021 Class III, Term expires 2027	Adviser to investment firms, foundations, and trusts	Two
Interested Directors
James P. Haynie (62) 2023 Class I, Term expires 2025	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Natural Resources Fund, Inc.	Two
Mark E. Stoeckle (68) 2013 Class III, Term expires 2027	Retired Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. Retired President Adams Diversified Equity Fund, Inc.	Two
The address for each Director is the Fund’s office. Mr. Haynie is an interested person because he serves as the Fund’s Chief Executive Officer. Mr. Stoeckle is deemed to be an interested person based on his previous role as the Fund’s Chief Executive Officer, which ended with his retirement in April 2023.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
James P. Haynie, CFA (62) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. (since 2023) and President of the Fund; Executive Vice President of Adams Diversified Equity Fund, Inc. (prior to 2023)
Gregory W. Buckley (54) 2013	Executive Vice President of the Fund (since 2023); Vice President – Research of Adams Diversified Equity Fund, Inc; Vice President – Research of the Fund (prior to 2023)
Brian S. Hook, CFA, CPA (55) 2008	Vice President and Chief Financial Officer of the Fund and Adams Diversified Equity Fund, Inc. (since 2023); Vice President, Chief Financial Officer, and Treasurer of the Fund and Adams Diversified Equity Fund, Inc. (prior to 2023)
Janis F. Kerns (61) 2018	Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc.
Michael A. Kijesky, CFA (54) 2009	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
Michael E. Rega, CFA (65) 2014	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
Jeffrey R. Schollaert, CFA (49) 2015	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
William H. Reinhardt (41) 2023	Vice President - Research of the Fund and Adams Diversified Equity Fund, Inc. (since 2024); Senior Research Analyst of Adams Diversified Equity Fund, Inc. (2023); Senior Equity Analyst, Monarch Partners (prior to 2023)
Christine M. Sloan, CPA (52) 1999
Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. (since 2023); Assistant Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. (prior to 2023)

All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940‑3078 (866) 723‑8330 Website: www.computershare.com/us E‑mail: info@computershare.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Kenneth J. Dale, Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2024 and 2023 were $109,472 and $104,259, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2024 or 2023.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2024 and 2023 were $16,015 and $14,310, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2024 and 2023 were $424 and $229, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.
	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP pursuant to paragraphs (b) through (d) for the registrant in 2024 and 2023 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2024 and 2023 were $16,439 and $14,539, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Kenneth J. Dale, Frederic A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we generally vote against operating company proposals to create a staggered board of directors. We support closed-end fund proposals to create a staggered board of directors. In conformance with these principals, for operating companies in the portfolio, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, James P. Haynie, Chief Executive Officer and President, and Gregory W. Buckley, Executive Vice President, comprise the two-person portfolio management team for the registrant. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015, and President until April 20, 2023. Mr. Buckley has been a member of the portfolio management team since April 20, 2023. Prior to that, he served as Vice President- Research since April 16, 2015, and a senior equity analyst since September 9, 2013. Mr. Haynie is the lead member of the portfolio management team. Messrs. Haynie and Buckley receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2024, Mr. Haynie also serves on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), an internally managed registered investment company with total net assets of $2,662,523,552. Mr. Haynie is Chief Executive Officer of ADX. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2024, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised primarily of independent director members of the Board of Directors ("Committee"). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio manager receives from ADX is the same as that for the registrant with the exception that the portfolio manager’s incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category.

(4) Using a valuation date of December 31, 2024, Mr. Haynie beneficially owned equity securities in the registrant valued between $500,001 and $1,000,000. Mr. Buckley beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/24-1/31/24	8,553	$21.05	8,553	942,093
2/1/24-2/28/24	0	--	0	942,093
3/1/24-3/31/24	0	--	0	942,093
4/1/24-4/30/24	26,305	23.74	26,305	915,788
5/1/24-5/31/24	26,102	23.42	26,102	889,686
6/1/24-6/30/24	0	--	0	889,686
7/1/24-7/31/24	0	--	0	889,686
8/1/24-8/31/24	0	--	0	889,686
9/1/24-9/30/24	0	--	0	889,686
10/1/24-10/31/24	0	--	0	889,686
11/1/24-11/30/24	0	--	0	889,686
12/1/24-12/31/24	0	--	0	889,686
Total	60,960	$23.23	60,960

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the registrant announced an enhanced discount management and liquidity program whereby the registrant will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the registrant will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

On June 2, 2024, the Board of Directors adopted updated requirements related to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors. The Amended and Restated Bylaws ("Bylaws"), filed as an attachment to the registrant’s Form 8-K filed on June 6, 2024, include updates to director nominee qualifications and related disclosure and certification requirements required in shareholder nominee submissions. The Bylaws clarify experience and service standards for director nominees, including matters related to conduct and fiduciary responsibilities. The changes also clarify related disclosure and certification requirements in shareholder nominee submissions.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:
(1) Gross income from securities lending activities was $139,415.

(2) Rebates paid to borrowers were $110,185, fees deducted from a pooled cash collateral reinvestment product were $664, and revenue generated by the securities lending program paid to the securities lending agent was $8,568.
(3) The aggregate fees related to securities lending activities were $119,417.
(4) Net income from securities lending activities was $19,998.
(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Not applicable.
	(3)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(4)	Not applicable.
	(5)	Not applicable.
(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 21, 2025

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	February 21, 2025